Blucora to Acquire HD Vest, Announces Strategic Transformation October 14, 2015 Exhibit 99.2

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual
results may differ significantly from management's expectations due to various risks and uncertainties including, but not limited to: general economic, industry, and market sector conditions; the timing and extent of market acceptance of developed products and services and related costs; the ability to successfully integrate acquired businesses; future acquisitions; the successful execution of the Company's strategic initiatives, operating plans, and marketing strategies; and the condition of our cash investments.
A more detailed description of these and certain other factors that could affect actual results is included in Blucora, Inc.’s most recent Annual Report on Form 10-K and subsequent reports filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements.

Announcing Strategic Transformation
•
Becoming a strategically focused company in the growing financial services and technology market by acquiring HD
Vest and divesting
Monoprice and InfoSpace
•
Moving from a collection of less predictable assets to aligned businesses with consistent growth, recurring revenue and favorable market tailwinds
•
Initiating a plan to reduce corporate operating expenses by ~30% by
2017 driven by strategic focus
•
Shifting our capital allocation approach to return of at least 30% of our actual FCF to shareholders in 2017

Blucora Acquisition of HD Vest

Transformative acquisition that is attractive, synergistic with TaxACT and consistent with our stated strategy
Key Metrics
and Timeline
•
Estimated
purchase
price
of
$580M–
financed
with
cash
and
committed
debt
financing
•
Significant equity rollover by HD Vest management team tied to HD Vest and Blucora performance
•
Transaction values HD Vest at 13.5x 2016E unlevered FCF (12.1x pro forma for synergies)
•
Significantly accretive (30%+) to Blucora non-GAAP annual earnings per share
•
Transaction expected to close in late fourth quarter 2015, subject to customary closing conditions and regulatory approvals
Attractive
HDV Business
Fundamentals
•
$36+ billion in AUM (assets under management) that includes $9+ billion in fee-based advisory
AUM that is growing at a 2-year 2014 CAGR of 19%
•
3-year 2015 estimated revenue CAGR of 9% and greater than 75% of revenue is recurring
•
Industry leading production payout rates and segment income margin
•
3-year 2015 estimated segment income CAGR of 13% demonstrating operating leverage
•
Limited exposure to equity market movements; interest rate upside
Strategic
Combination
•
Establishes strategic focus, building around our strongest asset in TaxACT
•
Combines largest U.S. tax professional-oriented Independent Broker/Dealer (“IBD”) with the U.S.
leader in low cost tax preparation
•
Attractive secular tailwinds coupled with substantial synergy opportunity (expected annual
EBITDA synergies of $5M by CY2017)
•
Adds stable, recurring and predictable cash flow
•
Brings an experienced management team with strong track record of execution
•
Provides for full utilization and acceleration of NOLs
•
Evolves capital allocation: debt pay down to 3.0x net leverage (early 2017) followed by return of capital (at least 30% of annual actual FCF)

Strategic Repositioning

Upon this transaction, Blucora will seek to divest InfoSpace and Monoprice and meaningfully reduce corporate expenses
Corporate
Overhead
•
Focus allows for reduced expenses at corporate
•
Targeting $12M (~30% reduction) in forward corporate operating expense run-rate by 2017
•
Opportunity for rationalization of resources across HDV and TaxACT over time
Capital
Allocation
Blucora
Portfolio
•
Divest InfoSpace
and Monoprice
•
Upon divestitures, use sale proceeds to pay down debt
•
Expected timeline to achieve separation is mid-2016
•
Near-term priority: aggressively deleverage through divestitures and organic cash generation
•
At 3.0x net debt leverage ratio, systematic return of capital to shareholders at least 30%
of
annual
actual
FCF
-
expected
early
2017
•
Acquisition activity limited in the near term
•
Longer-term opportunities in the financial services and technology space

HD Vest

220.0
244.1
272.5
28.3
29.2
32.4
$248.3
$273.2
$304.9
2012
2013
2014
Company Overview
•
Founded in 1983 and
headquartered in Irving, Texas
•
Market leader-double the size
of next two competitors
combined
•
~300 employees
•
4,500+ advisors in all
50 states
–
Tenured advisor base
–
Average over 10 years with
the Company and over
20
years in the tax
preparation profession
•
Advisors provide investment
advice to 360,000+ clients
•
Proven technology to
accelerate and improve advisor
productivity
•
Unparalleled specialized
training for tax professionals

Revenue Trend
2014 Revenue Mix
CAGR
Other
revenue
retained
by HDV
6.8%
11.3%
10.8%
Advisor-
driven
revenue
A leading technology, training and support platform for tax professionals to deliver customized financial solutions to retail investors
39.4%
28.3%
21.7%
10.6%
Fee-based
Trails
Transactional
Other

Financial Outlook

HD Vest ($
millions)
2015
2016
Long-term
model
(1)
Financial
Metrics
•
Revenue
$318-322
$334-344
–
% YoY (mid-point)
5%
6%
7-9%
•
Net revenue
$99-101
$105-108
–
% YoY
4%
7%
6-9%
•
Segment income
$42-44
$46-48
–
% YoY
7%
9%
9-11%
•
% Margin
13.4%
14.0%
–
•
Unlevered FCF
$40-42
$43-45
10-12%
Other Key
Metrics
•
Total AUM ($
billions)
$37
$39
–
% YoY
0%
6%
4-6%
•
Fee-based AUM ($ billions)
$10
$11
–
% YoY
5%
13%
10-13%
•
Recurring
revenue rate
77.5%
78.0%
50-100bps
•
Production payout (%)
76.6%
76.8%
10-30bps
(1) Includes synergies.
Forward guidance reflects current market conditions and the underlying momentum in the
HDV model.

Lower attrition rate among its advisor base vs. industry
Minimal financial outlay upfront to recruit new advisors
Lower production payout rates
Segment income margins (>13%) consistently outperforming the top quartile of IBDs
Differentiated Broker-Dealer Model

Developing financial advisors through
specialized training of tax professionals
Long-standing tax advisory relationship anchors
investment advisory business
Meaningful tax client base to mine for
investment clients
Training and service offerings provide a unique
value proposition to less experienced advisors
Leading technology tools to identify investment
opportunities
Advisor client relationship limited to
investments
Advisors bring established book of business
Not targeting a niche advisor or client base
Tailored for experienced advisors
Recruiting bonuses and retention loans
required
Minimum sales quotas required
Sole source of income for advisors
Advisor profile leads to higher regulatory
exposure
Traditional IBDs
The HD Vest Model:

Topline Performance and Recurring Revenue
•
Business model generates
high recurring revenue
and strong visibility
•
77% recurring revenue in
2014, (fee-based, trails
and sweep income)
•
Multiple levers for future
organic growth
–
Per client productivity –
more solutions, conversion
to fee-based advisory
–
Clients per advisor –
modest penetration to
date
–
New advisors –
225K tax
professionals nationwide

184.0
204.9
236.0
64.3
68.3
68.9
$248.3
$273.2
$304.9
2012
2013
2014
Revenue Trend
$ Millions
Other
Recurring
CAGR
3.5%
13.3%
10.8%

Growth in Advisory AUM

•
Fee-based advisory AUM
is a key growth driver
•
2014 net inflows totaled
approximately 11% of
prior year-end advisory
AUM
•
Since 2012, advisory AUM
share of total client
assets has grown by over
325 basis points to 26%
•
Conversion of eligible
non-fee based AUM
provides meaningful
growth opportunity
CAGR
18.8%
$6.8
$8.4
$9.6
22.4%
23.9%
25.7%
2012
2013
2014
Fee-Based Advisory AUM
Advisory % of Client Assets
Fee-Based Advisory AUM
$ Billions at year end

Balanced Sensitivity to Market Movements

•
Eliminating equity
market impact to AUM shows steady
organic growth in a market neutral environment:
–
Consistent net asset inflows and the AUM shift to fee-based
advisory are the primary drivers of growth
Market Neutral
Growth
Interest Rate
Upside
•
Meaningful upside expected from interest rate hikes
–
For every 25bps increase in LIBOR segment income increases by
~$2M
Equity Market
Correlation
•
We
estimate
a
20%
decrease
in
S&P
500
represents
~10%
decrease in segment income
–
Transaction revenue: no correlation to market movements
–
Fee based and trails revenue: limited exposure to market
movements

Blucora Transformation

TaxAct

HD VEST FINANCIAL SERVICES

BLUCORA

BLUCORA

Compelling Combination

+
=
Well
Established
Footprint
and Market
Positioning
Proven
Growth and
Cash Flow
Generation
Strong growth metrics
(2012-2015E CAGR)
•
3.8% eFile growth
•
12.0% revenue growth
•
13.7% segment income
growth
Margin profile (2015E)
•
47.5% segment income
Leading brokerage and
technology platform for tax
professionals advisors
•
4,500+ advisors in all 50 states
providing investment advice to
360,000+ clients
•
Financial representatives
manage more than $36 billion in
assets
Strong growth metrics
(2012-2015E CAGR)
•
7.3% AUM growth
•
8.8% revenue growth
•
13.5% segment income growth
Margin profile (2015E)
•
13.4% segment income
•
Industry-leading
franchise across the tax
preparation and financial
advisory sectors
•
One stop shop for tax
advisors to serve their
clients and gain
incremental revenue from
financial advisory
•
Strong financial profile
with high growth
fundamentals and
expanding recurring
revenue
•
Proven HD Vest advisor
recruiting strategies and a
fresh advisor base to
mine at TaxACT
•
Superior execution
capabilities
Leading provider of
internet-enabled tax
solutions
•
Has enabled filing of 46M
federal tax returns and
~5.5M total eFiles last tax
season
•
Strong user base of 19,500+
professional tax advisors

Positioned Favorably Against Converging Trends

•
Use
of
advisors
has
nearly
doubled
since
the
financial
crisis
in
2008
•
Independent
advisors
are
growing
faster
than
wirehouse
advisors
•
US investable assets have nearly
doubled in the wake of the Great
Recession
•
An influx of 40m new retirees expected
over the next decade
DIY leader for mass-market
DIFM SaaS provider
DIFM RIA & IBD
Core Tax Prep
Interactions
•
Mass-market is embracing the convergence of technology enabled financial services and personal advice
•
“Do it yourself” and “Do it for me” models both must be powered by scaled technology platforms
Technology Enabled Business Models Reshaping Financial Services
•
Appropriate investment strategies
dependent on investors’ tax situations
•
Increasing demands on consumers’ time
to understand and file taxes
•
Digital do-it-yourself tax preparation
continues to displace “paper & pencil”
and desktop solutions
Growing AUM Potential
Continued Shift to Digital Tax Prep
Growing Advisory Opportunity
Increasingly Complex Tax Code

Substantial Synergy Opportunities, Expanded Addressable
Markets

Investment and
Advisory Platform for
Tax Professionals
360,000+ Clients
4,500+ Securities-
Licensed Tax
Professionals
Tax Software for
Individuals
and Tax Professionals
5.5M Individual Tax
Filers
19,500 Tax
Professionals
Retirement and wealth management
solutions tailored to TaxACT customers
Additional tax professionals convert to
financial advisory
Integrated solutions for tax
professionals
Synergies will produce $5 million in EBITDA by 2017

Pro Forma 2015E
(1)
•
Revenue:
$436.8M
•
Segment Income:
$ 98.5M
•
Adjusted EBITDA
$ 86.5M
•
Non-GAAP EPS
$   1.09
Financial Technology
and Services
•
Long-term industry tailwinds
•
Well positioned players in the tax space
•
Sizable cross-sell opportunity
•
Well-established brands
•
Differentiated models with distinct growth drivers
The New Blucora

2016 Priorities
•
Maximize
opportunities
with
HD
Vest
and
TaxACT
-
solutions
and
customers
•
Divest InfoSpace and Monoprice
•
Implement corporate operating expense reductions
•
Debt pay down
•
Focused company with leading assets in the financial services and technology space
•
Growing businesses, 9.6% 2015E 3-year Revenue CAGR
•
Experienced
HD Vest
and
TaxAct
management
team
with
key
operating
expertise
•
Strong cash flow generation enhanced by NOL asset
(1)
Represents combined results of TaxAct, HDVEST, and Blucora corporate and assumes debt structure post close back to 2012. Excludes results  from our E-Commerce
(i.e. Monoprice) and Search and Content (i.e. Infospace) segments. See appendix for Pro Forma Reconciliations.

Core Financial Technology and Services Financial Profile

Pro Forma Revenue
$ Millions
Pro Forma Segment Income
$ Millions
Pro Forma Adj. EBITDA & Unlevered
FCF
(1)
$ Millions
9.6%
CAGR
8.8%
12.0%
13.6%
CAGR
13.5%
13.7%
CAGR
19.4%
TaxACT
HD Vest
(1) Represents
combined
segment
income
less
pro
forma
corporate
operating
expense
($12M
per
year),
capital
expenditures
and
cash
taxes
(net
of
NOL
utilization).
Adj. EBITDA
Unlevered FCF
16.1%

$331
$364
$409
$437
2012
2013
2014
2015E
38
41
50
56
29
33
40
43
$67
$74
$90
$99
2012
2013
2014
2015E
$55
$62
$78
$87
$47
$56
$70
$81
2012
2013
2014
2015E

Recap-Strategic Transformation
•
Becoming
a
strategically
focused
company
in
the
growing
financial
services
and
technology
market
by
acquiring
HD
Vest
and
divesting
Monoprice
and
InfoSpace
•
Moving
from
a
collection
of
less
predictable
assets
to
aligned
businesses
with
consistent
growth,
recurring
revenue
and
favorable
market
tailwinds
•
Initiating
a
plan
to
reduce
corporate
operating
expenses
by
~30%
by
2017
driven
by
strategic
focus
•
Shifting
our
capital
allocation
approach
to
return
of
at
least
30%
of
our
actual
FCF
to
shareholders
in
2017
•
Leadership
transition
–
initiating
search
for
a
new
CEO
with
domain
knowledge,
experience
and
operational
expertise
in
the
financial
services
and
technology
market

Thank You

Pro Forma Non-GAAP Reconciliation

2012
2013
2014
2015 Estimate
GAAP ProForma Net Income (Loss)
(1)
(17,620)
$
(22,225)
$
1,783
$
-

(3)
Other Loss (Net)
36,575

49,572

34,179

-

(3)
Tax (Benefit) / Expense
(11,747)

(14,817)

1,189

-

(3)
Corporate Level Activity
60,067

61,033

52,859

-

(3)
Segment Income
67,275

73,563

90,010

98,456

Corporate Operating Expenses
(2)
12,000

12,000

12,000

12,000

Adjusted EBITDA
(5)
55,275

61,563

78,010

86,456

(4)
CapEx
5,365

3,340

5,140

3,067

Cash Taxes
2,600

2,500

2,700

2,900

Unlevered FCF
47,310

55,723

70,170

80,489

(1)  Represents combined results of TaxACT, HDVEST, and Blucora Corporate and assumes debt structure post close back to FY 2012.  Excludes results from our E-Commerce (i.e. Monoprice) and Search and Content (i.e. InfoSpace) segments.
(2)  Corporate operating expenses assumed at estimated 2017 run rate of $12M per year post reductions.
(3)  Amount not practicable to estimate for ProForma purposes.
(4)  Non-GAAP EPS calculated based upon Adjusted EBITDA less depreciation, cash taxes and interest expense divided by expected fully diluted share count.
(5)  We define Adjusted EBITDA as net income, determined in accordance with GAAP, exluding the effects of income taxes, depreciation, amortization of intangible assets, impairments of goodwill and intangible assets, stock-based compensation, and other loss, net (which primarily includes items such as interest income, interest expense, amortization of debt issuance costs, accretion of debt discounts, realized gains and losses on available-for-sale investments, impairment losses on equity investments, adjustments to contingent liabilities related to business combinations, and gain on third party bankruptcy settlement).
BLUCORA, INC.
Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measure
Segment Income / Adjusted EBITDA / Unlevered Free Cash Flow Reconciliation
(Unaudited)
(Amounts in thousands)